Exhibit 10.25

Execution Version

AMENDMENT NO. 6 TO CREDIT AGREEMENT

AMENDMENT NO. 6, dated as of August 1, 2017, by and among VICTORY CAPITAL OPERATING, LLC, a Delaware limited liability company (the “Borrower”), VCH HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (the “Administrative Agent”), ROYAL BANK OF CANADA (“Royal Bank”), as the Amendment No. 6 Arranger and the Tranche B-1 Fronting Bank (as defined below) and each Participating Lender (as defined below) party hereto (this “Amendment”), to the Credit Agreement, dated as of October 31, 2014, among the Borrower, Holdings, the Administrative Agent, and each lender from time to time party thereto (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended by this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrower has requested Refinancing Term Loans in an aggregate principal amount of $539,749,882.15 (the “Tranche B-1 Term Loans”; the commitments in respect of such Tranche B-1 Term Loans, the “Tranche B-1 Term Commitments”; and the Participating Lenders with Tranche B-1 Term Commitments and any permitted assignees thereof, the “Tranche B-1 Lenders”), which will be available on the Amendment No. 6 Effective Date (as defined below) to refinance all existing Term Loans outstanding under the Credit Agreement immediately prior to effectiveness of this Agreement (the “Existing Term Loans”) and which Tranche B-1 Term Loans shall constitute Refinancing Term Loans and Term Loans (as applicable) for all purposes of the Credit Agreement and the other Loan Documents;

WHEREAS, the Borrower has hereby notified the Administrative Agent that it is requesting the establishment of Refinancing Term Loans pursuant to Section 2.22(a) of the Credit Agreement;

WHEREAS, each Lender holding Existing Term Loans under the Credit Agreement immediately prior to effectiveness of this Agreement (each, an “Existing Term Lender”) executing and delivering a notice of participation in the Tranche B-1 Term Loans in the form attached as Exhibit A hereto (a “Tranche B-1 Participation Notice”) and electing the cashless settlement option therein (each such Lender in such capacity and with respect to the Existing Term Loans so elected, a “Converting Consenting Lender”) has agreed, on the terms and conditions set forth herein, to have all of its outstanding Existing Term Loans (or such lesser amount as notified and allocated to such Converting Consenting Lender by RBC Capital Markets in its capacity as lead arranger hereunder (in such capacity, the “Amendment No. 6 Arranger”) (with the consent of the Borrower)) converted to an equivalent principal amount of Tranche B-1 Term Loans effective as of the Amendment No. 6 Effective Date (the “Converted Term Loans”);

WHEREAS, (i) each Existing Term Lender executing and delivering a Tranche B-1 Participation Notice and electing the assignment settlement option therein (each such Lender in such capacity and with respect to the Existing Term Loans so elected, a “Non-Converting Consenting Lender” and, together with the Converting Consenting Lenders, the “Participating Lenders”) has agreed, on the terms and conditions set forth herein, to have all of its outstanding Existing Term Loans prepaid and will purchase by assignment from the Tranche B-1 Fronting Bank Tranche B-1 Term Loans in a principal amount equal to the principal amount of such Existing Term Loans prepaid (or such lesser amount as notified and allocated to such Non-Converting Consenting Lender by the Amendment No. 6 Arranger (with the consent of the Borrower)), (ii) all of the Existing Term Loans of each Existing Term Lender that does not deliver a Tranche B-1 Participation Notice by the deadline specified to the Existing Term Lender shall be prepaid in full and (iii) Royal Bank of Canada (the “Tranche B-1 Fronting Bank”) has agreed to make additional Tranche B-1 Loans (the “Additional Tranche B-1 Term Commitment”) in a principal amount equal to the principal amount of any outstanding Existing Term Loans that are not converted into Tranche B-1 Loans on the Amendment No. 6 Effective Date as described in the immediately preceding paragraph and set forth on Annex I hereto, the proceeds of which will be used by the Borrower to repay in full the non-converted Existing Term Loans referred to in clauses (i) and (ii); and

WHEREAS, contemporaneously with the effectiveness of the Tranche B-1 Term Commitments the Borrower wishes to (a) make certain amendments to the Credit Agreement to provide for the incurrence of the Tranche B-1 Term Loans and (b) make certain other modifications to the Credit Agreement set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Refinancing Term Loans

Section 1.1.                                 Terms Generally. Other than as set forth herein, for all purposes under the Credit Agreement and the other Loan Documents, the Tranche B-1 Term Loans shall have the same terms as the Existing Term Loans and shall be treated for purposes of voluntary and mandatory prepayments (including for scheduled principal payments) and all other terms as Existing Term Loans.

Section 1.2.                                 Proposed Borrowing. This Agreement represents a request by the Borrower to borrow Tranche B-1 Term Loans from the Tranche B-1 Lenders as set forth on the applicable Borrowing Notice to be delivered by the Borrower under the Credit Agreement.

Section 1.3.                                 New Lenders. Each Participating Lender and the Tranche B-1 Fronting Bank acknowledges and agrees that it shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

Section 1.4.                                 Credit Agreement Governs. Except as set forth in this Agreement, the Tranche B-1 Term Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

ARTICLE II

Amendments

Section 2.1.                                 Amendments. Subject to the occurrence of the Amendment No. 6 Effective Date:

(a)                                 Global Amendments to Certain Definitions. Each reference to “Initial Term Loan” and “Initial Term Loans”, as applicable, contained in the definition of “Class” set forth in Section 1.01 of the Credit Agreement, the definition of “Term Loans” set forth in Section 1.01 of the Credit Agreement, the definition of “Term Maturity Date” set forth in Section 1.01 of the Credit Agreement is replaced with a reference to “Tranche B-1 Term Loan” or “Tranche B-1 Term Loans”, as appropriate.

(b)                                 Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Additional Tranche B-1 Term Commitment” has the meaning assigned to such term in Amendment No. 6.

“Amendment No. 6” means Amendment No. 6 to this Agreement dated as of August 1, 2017.

“Amendment No. 6 Arranger” means Royal Bank of Canada in its capacity as arranger of Amendment No. 6.

“Amendment No. 6 Effective Date” means August 1, 2017, the date of effectiveness of Amendment No. 6.

“Converted Term Loans” has the meaning assigned to such term in Section 2.01(f).

“Converting Consenting Lender” has the meaning assigned to such term in Amendment No. 6.

“Non-Converting Consenting Lender” has the meaning assigned to such term in Amendment No. 6.

“Tranche B-1 Fronting Bank” has the meaning assigned to such term in Amendment No. 6.

“Tranche B-1 Term Commitments” has the meaning assigned to such term in Amendment No. 6.

“Tranche B-1 Term Loans” has the meaning assigned to such term in Amendment No. 6.

(c)                                  The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing clause (a) thereof in its entirety with the following: “(a) with respect to any Term Loan, (1) 4.25% per annum, in the case of an ABR Loan, or (2) 5.25% per annum, in the case of a Eurocurrency Loan;”.

(d)                                 The definition of “Syndication Completion Date” in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso to the end thereof:

“provided that the Syndication Completion Date with respect to any Tranche B-1 Term Loans shall be the date upon which the Amendment No. 6 Arranger reasonably determines that the primary syndication of the Tranche B-1 Term Loans has been completed and the Amendment No. 6 Arranger (and its Affiliates) hold no portion of the Tranche B-1 Term Loans funded on the Amendment No. 6 Effective Date”.

(e)                                  The definition of “Prepayment Premium” in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “twelve months after the Amendment No. 2 Effective Date” with “six (6) months after the Amendment No. 6 Effective Date”.

(f)                                   The definition of “Repricing Transaction” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new definition:

“Repricing Transaction” means (i) all or any portion of the Term Facility is (A) repaid, prepaid, refinanced or replaced (other than in connection with an IPO or a Change of Control) or

(B) repriced or effectively refinanced through any waiver, consent or amendment (in the case of each of clauses (A) and (B), in connection with the incurrence of any debt financing having an effective interest cost or weighted average yield that is less than the effective interest cost or weighted average yield of the Term Facility (or portion thereof) so repaid, prepaid, refinanced, replaced or repriced or any waiver, consent or amendment to the Term Facility directed at, or the result of which would be, the lowering of the effective interest cost or the weighted average yield of the Term Facility) occurring within six (6) months of the Amendment No. 6 Effective Date, and/or (ii) all or any portion of the Term Facility held by any Lender is repaid, prepaid, refinanced or replaced pursuant to Section 9.02(c) as a result of, or in connection with, such Lender not agreeing or otherwise consenting to any waiver, consent or amendment referred to in clause (i)(B) above (or otherwise in connection with a transaction described in the parenthetical of clause (i) above).

(g)                                  Section 2.01 of the Credit Agreement is hereby amended by adding the following paragraph (f) to such Section:

“(f)                             Subject to the terms and conditions of Amendment No. 6 and the conditions herein, (x) the Tranche B-1 Fronting Bank agrees to make Tranche B-1 Loans to the Borrower on the Amendment No. 6 Effective Date in Dollars in a principal amount not to exceed its Additional Tranche B-1 Term Commitment on the Amendment No. 6 Effective Date, and (y) each Converting Consenting Lender agrees, on the terms and conditions set forth in Amendment No. 6, to have all of its outstanding Existing Term Loans (or such lesser amount as notified and allocated to such Converting Consenting Lender by the Amendment No. 6 Arranger (with the consent of the Borrower)) (such Existing Term Loans, the “Converted Term Loans”) converted to an equivalent principal amount of Tranche B-1 Term Loans effective as of the Amendment No. 6 Effective Date. Any amount borrowed as a Tranche B-1 Term Loan which is repaid or prepaid may not be reborrowed.”

(h)                                 Section 2.22(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(iv)                        the final maturity date of such Refinancing Term Loans shall be no earlier than the maturity date of the Term Loans being refinanced, and the Weighted Average Life to Maturity of such Refinancing Term Loans shall be no shorter than the then remaining Weighted Average Life to Maturity of each Class of Term Loans being refinanced;”.

ARTICLE III

Conditions to Effectiveness

Section 3.1.                                 Effective Date. This Amendment shall become effective on the date (the “Amendment No. 6 Effective Date”) on which:

(a)                                 The Administrative Agent and the Amendment No. 6 Arranger shall have received (i) counterparts to this Amendment duly executed and delivered by the Borrower, Holdings, each Guarantor, the Administrative Agent, the Tranche B-1 Fronting Bank and the Amendment No. 6 Arranger and (ii) fully executed and delivered Tranche B-1 Participation Notices from Participating Lenders electing the “Cashless Settlement Option”, that together with the Additional Tranche B-1 Commitment, represent 100% of the aggregate outstanding principal amount of the Existing Term Loans.

(b)                                 The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date hereof; provided that (i) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date and (ii) the representations and warranties contained in Sections 3.04(a), (b) and (c) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 5.01(a) and (b) of the Credit Agreement, as applicable; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date hereof or on such earlier date, as the case may be.

(c)                                  At the time of and immediately after giving effect to the Tranche B-1 Term Loans, but, in each case, giving effect to this Amendment, no Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

(d)                                 The Amendment No. 6 Arranger and the Administrative Agent shall have received from the Borrower, in form and substance reasonably satisfactory to the Amendment No. 6 Arranger and the Administrative Agent, a certificate dated as of the date hereof signed by a Responsible Officer of the Borrower certifying that the conditions specified in Section 3.1(b) and (c) are satisfied.

(e)                                  Prior to or substantially concurrently with the funding of the Tranche B-1 Term Loans, the Borrower shall have paid all fees, costs and expenses of the Administrative Agent and the Amendment No. 6 Arranger due and payable on or prior to the Amendment No. 6 Effective Date, including to the extent invoiced at least one Business Day prior to the Amendment No. 6 Effective Date, reasonable fees and disbursements of their counsel.

(f)                                   The Borrower shall have, immediately after the making of the Tranche B-1 Term Loans (i) repaid all Existing Term Loans outstanding immediately prior to the Amendment No. 6 Effective Date (other than the Converted Term Loans); and (ii) paid to all Lenders holding Term Loans all accrued and unpaid interest on their Existing Term Loans outstanding immediately prior to the Amendment No. 6 Effective Date to, but not including, the Amendment No. 6 Effective Date

(g)                                  The Administrative Agent and the Amendment No. 6 Arranger shall have received customary evidence of authorization of the transactions described herein, valid organization and good standing (to the extent applicable) in the jurisdiction of organization, in each case with respect to the Borrower and each Guarantor, and an officer’s certificate related thereto.

(h)                                 The Administrative Agent and the Amendment No. 6 Arranger shall have received a written opinion of Willkie Farr & Gallagher LLP, in form and substance consistent with the opinion delivered on the Amendment No. 5 Effective Date with such changes thereto as are reasonably requested or satisfactory to the Administrative Agent and are necessary to reflect the incurrence of Tranche B-1 Term Loans.

(i)                                     The Borrower and each of the Guarantors shall have provided at least three Business Days prior to the Amendment No. 6 Effective Date all documentation and other information to the Administrative Agent, the Amendment No. 6 Arranger and the Lenders that are required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act, to the extent the Borrower shall have received written requests therefor at least ten days prior to the Amendment No. 6 Effective Date.

(j)                                    The Administrative Agent and the Amendment No. 6 Arranger shall have received a Borrowing Request in accordance with the requirements of the Credit Agreement.

(k)                                 The Administrative Agent and the Amendment No. 6 Arranger shall have received a certificate from the chief financial officer of the Borrower substantially in the form of Exhibit F to the Credit Agreement certifying as to the solvency of the Borrower and its Subsidiaries on a consolidated basis.

Section 3.2.                                 Notification. The Amendment No. 6 Arranger and the Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 6 Effective Date.

ARTICLE IV

Miscellaneous

Section 4.1.                                 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 4.2.                                 Reaffirmation. Each of the undersigned Guarantors (each, a “Reaffirming Party”) hereby acknowledges this Amendment and the transactions contemplated thereby. Each Reaffirming Party hereby reaffirms all obligations and liabilities of such Reaffirming Party under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Amendment, and confirms that such obligations and liabilities shall continue to be in full force and effect and shall continue to apply to the Credit Agreement and each other Loan Document.

Section 4.3.                                 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 4.4.                                 Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 4.5.                                 Effect of Amendment. On and after the Amendment No. 6 Effective Date, each reference to the Credit Agreement in any Loan Document (including to any Exhibit or Schedule attached thereto) shall be deemed to be a reference to the Credit Agreement as amended by this Amendment and Amendment No. 6. Except as expressly set forth in this Amendment and Amendment No. 6, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as in effect immediately prior to the Amendment No. 6 Effective Date or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 4.6.                                 Prepayment Notice. The Participating Lenders and the Tranche B-1 Fronting Bank party hereto, which constitute the Required Lenders, and the Administrative Agent hereby waive the requirement under Section 2.11(g) of the Credit Agreement to provide notice to the Administrative Agent not less than three Business Days prior to the prepayment of the Tranche B-1 Term Loans to be made hereunder. It is understood and agreed that this Agreement shall serve as the notice referred to in Section 2.11(g) of the Credit Agreement.

Section 4.7.                                 Recordation of the New Loans. Upon execution and delivery hereof, the Administrative Agent will record the Tranche B-1 Term Loans made by each Participating Lender in the Register.

Section 4.8.                                 Direction to Administrative Agent. The Lenders party hereto constituting the Required Lenders hereby (i) direct the Administrative Agent to execute and deliver this Agreement and Amendment No. 6 and (ii) acknowledge and agree that (x) the direction in this Section 4.7 constitutes a direction from the Required Lenders under the provisions of Article VIII of the Credit Agreement and (y) Sections 8.06 and 9.03 of the Credit Agreement shall apply to any and all actions taken by the Administrative Agent in accordance with such direction.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to he executed and delivered by their respective duly authorized officers as of the date first above written.

VICTORY CAPITAL OPERATING, LLC,
as Borrower

By:	/s/ Michael D. Policarpo
	Name:	Michael D. Policarpo
	Title:	Chief Operating Officer

VCH HOLDINGS, LLC,
as Holdings and a Guarantor

By:	/s/ Michael D. Policarpo
	Name:	Michael D. Policarpo
	Title:	Chief Operating Officer

VICTORY CAPITAL MANAGEMENT, INC.,
as a Guarantor

By:	/s/ Michael D. Policarpo
	Name:	Michael D. Policarpo
	Title:	Chief Operating Officer

[Signature Page to Amendment No. 6 to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:	/s/ Mike Guttilla
Name: Mike Guttilla
Title: Authorize Signatory

[Signature Page to Amendment No. 6 to Credit Agreement]

ROYAL BANK OF CANADA,
as the Tranche B-1 Fronting Bank and Amendment No. 6 Arranger

By:	/s/ James S. Wolfe
	Name:	JAMES S. WOLFE
	Title:	MANAGING DIRECTOR
HEAD OF GLOBAL LEVERAGED FINANCE

[Signature Page to Amendment No. 6 to Credit Agreement]

[Tranche B-1 Participation Notices on file with the Administrative Agent]

[Signature Page to Amendment No. 6 to Credit Agreement]

EXHIBIT A

Form of Tranche B-1 Participation Notice

Royal Bank of Canada, as Tranche B-1 Fronting Bank and Amendment No. 6 Arranger

Morgan Stanley Senior Funding, Inc., as Administrative Agent

VICTORY CAPITAL OPERATING, LLC

Tranche B-1 Participation Notice

Ladies and Gentlemen:

Reference is made to Amendment No. 6 (the “Amendment”) to that certain Credit Agreement, dated as of October 31, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including pursuant to the Amendment, the “Credit Agreement”), among, VICTORY CAPITAL OPERATING, LLC (the “Borrower”), VCH HOLDINGS, LLC (“Holdings”), the Lenders party thereto, and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized terms used but not defined herein are used as defined in the Amendment.

By delivery of this Tranche B-1 Participation Notice, each of the undersigned (each a “Participating Lender”), hereby irrevocably consents to the Amendment and the amendment of the Credit Agreement contemplated thereby and (check as applicable):

NAME OF PARTICIPATING EXISTING TERM LENDER:

☐                                    Cashless Settlement Option. Hereby (i) elects, upon the Amendment No. 6 Effective Date, to be a “Converting Consenting Lender” and exchange the full amount of the outstanding Initial Term Loans of such Participating Lender for an equal outstanding amount of Tranche B-1 Term Loans under the Credit Agreement and (ii) represents and warrants to the Administrative Agent that it has the organizational power and authority to execute, deliver and perform its obligations under this letter agreement and the Amendment (including, without limitation, with respect to any exchange contemplated hereby), has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this letter agreement and the Amendment and neither its execution and delivery of this letter agreement nor the consummation of the transactions contemplated by the Amendment or pursuant to the Credit Agreement conflict with such Participating Lender’s organizational documents or material contracts or with any applicable law.

☐                                    Cash Settlement Option. Hereby (i) elects to be a “Non-Converting Consenting Lender” and to have the full amount of the outstanding Initial Term Loans of such Participating Lender prepaid and agrees to promptly (but in any event, on or prior to the date that is 30 days following the Amendment No. 6 Effective Date) purchase an equal amount of Tranche B-1 Term Loans and (ii) represents and warrants to the Administrative Agent that it has the organizational power and authority to execute, deliver and perform its obligations under this letter agreement and the Amendment (including, without limitation, with respect to any exchange contemplated hereby), has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this letter agreement and the Amendment and neither its execution and delivery of this letter agreement nor the consummation of the transactions contemplated by the Amendment or pursuant to the Credit Agreement conflict with such Participating Lender’s organizational documents or material contracts or with any applicable law.

[Signature Page Follows]

[Signature Page to Tranche B-1 Participation Notice]

Very truly yours,

,

By:
Name:
Title:

[If second signature is necessary:]

By:
Name:
Title: